THE GABELLI MATHERS FUND

Supplement dated February 18, 2000
to Statement of Additional Information
dated October 1, 1999




	On February 16, 2000, the Fund's Board of Trustees approved a change to the Fund's non-fundamental policy on short-selling, found on page 8 of the Statement of Additional Information, to read as follows:

The Fund will not:

10. (i) Sell any securities short if immediately thereafter the market value of all securities sold short would exceed 50% of the value of the Fund's net assets, or (ii) sell securities of any single issuer short if immediately thereafter the market value of the securities of that issuer that have been sold short by the Fund would exceed 5% of the Fund's net assets, or if such securities would constitute more than 3% of a class of the issuer's outstanding securities.


	This change represents an increase in the foregoing percentages from 30%, 3% and 2%, respectively. It is management's intention that prior to May 1, 2000, the Fund will not sell any securities short if immediately thereafter the market value of all securities sold short by the Fund would exceed 30% of the value of the Fund's net assets.